UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2017

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 23, 2017, Puma Biotechnology, Inc. (the “Company”) notified PKF, LLP (formerly PKF, Certified Public Accountants, A Professional Corporation) (“PKF”) of its dismissal as the Company’s independent registered public accounting firm effective immediately. The dismissal of PKF was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”).

The audit reports of PKF on the Company’s financial statements for each of the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through March 23, 2017, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PKF, would have caused PKF to make reference to the subject matter of the disagreement in connection with its report.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through March 23, 2017, there was no “reportable event” (as that term is defined in 304(a)(1)(v) of Regulation S-K).

The Company provided PKF with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”) and requested PKF to furnish the Company with a letter addressed to the Commission stating whether PKF agrees with the statements contained herein. A copy of PKF’s letter dated March 24, 2017 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Registered Public Accounting Firm

On March 23, 2017, the Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through March 23, 2017, neither the Company nor anyone on its behalf consulted KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter of PKF, LLP (formerly PKF, Certified Public Accountants, A Professional Corporation) dated March 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: March 24, 2017	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of PKF, LLP (formerly PKF, Certified Public Accountants, A Professional Corporation) dated March 24, 2017